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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Towne Services, Inc.'s previously filed Registration Statement File No. 333-76859.


/s/ Arthur Andersen LLP
------------------------------
Arthur Andersen LLP


Atlanta, Georgia
March 27, 2000